UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

170 Park Ave
Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per one-tenth of one share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

The Board of Directors of Celularity Inc., or Celularity, established that the 2024 Annual Meeting of Stockholders of Celularity, or the 2024 Annual Meeting, will be held on Thursday, December 19, 2024. The record date for the determination of Celularity stockholders entitled to receive notice of and to vote at the 2024 Annual Meeting was the close of business on Friday, November 8, 2024. Because the date of the 2024 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2023 Annual Meeting of Stockholders, which was held on June 14, 2023, Celularity is hereby providing notice, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended, or the Exchange Act, of the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any stockholder nomination or proposal outside of Rule 14a-8 via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2024 Annual Meeting, stockholder proposals must be submitted in writing by the close of business on November 18, 2024 to Celularity’s Corporate Secretary at Celularity’s principal offices at 170 Park Avenue, Florham Park, NJ 07932. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the proxy materials for the 2024 Annual Meeting must also comply with Celularity’s bylaws and all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or any other matter of business at the 2024 Annual Meeting not to be included in Celularity’s proxy materials for the 2024 Annual Meeting, must also ensure that notice of any such proposal (including any additional information specified in Celularity’s bylaws) is received by the Corporate Secretary at Celularity’s principal executive offices by the close of business on November 18, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.

Date:	November 8, 2024	By:	/s/ Robert J. Hariri
Robert J. Hariri, M.D., Ph.D.
Chairman and CEO